EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the incorporation of our report dated February 23, 2000, which is incorporated in this Form 10-KSB filing, commission file number 000-25213, of Electronic Business Services, Inc.





Radin, Glass and Co, LLP


August 15, 2001